UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2019

Fastenal Company
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (507) 454-5374

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2019, the Board of Directors of Fastenal Company (the ‘Company’) adopted Restated Bylaws. The Restated Bylaws include amendments to the Company’s bylaws that (i) extend the deadline for shareholders to submit notice of a proposal or nomination at an annual meeting of shareholders to 90 days before the anniversary of the prior year's annual meeting, and clarify the deadline for advance notice of director nominations for a special meeting of shareholders, (ii) require disclosure of derivative interests in any shareholder notice of a proposal or nomination, (iii) adopt proxy access, as described below, (iv) clarify that the chairman of the board is not necessarily an officer of the Company and (v) state that the chief executive officer may appoint officers of the Company, other than executive officers. The amendments also incorporate certain other non-substantive updates and clarifications.
The proxy access bylaw permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company's outstanding stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 20% of the Board of Directors or at least two directors, provided that such shareholder(s) and nominee(s) satisfy the requirements set forth in the Restated Bylaws. The Restated Bylaws also make certain clarifications and updates to accommodate the proxy access bylaw.
As a result of the change to the advance notice deadline in the Restated Bylaws, proposals or nominations for the Company's 2019 Annual Meeting of Shareholders, other than proposals desired to be included in the Company's proxy statement and any proxy access nominations, must be received at the Company's principal executive office no later than January 24, 2019.
A copy of the Restated Bylaws is attached as an exhibit to this filing.
Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document
3.2	Restated Bylaws of Fastenal Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

01/17/2019	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Controller, Chief Accounting Officer, and Treasurer